                                                                      EXHIBIT 25

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ------------------

                                   FORM T-1

                      STATEMENT OF ELIGIBILITY UNDER THE
                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                              ------------------

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(b)(2)

                              ------------------

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                                   NEW YORK
             (State of incorporation if not a U.S. national bank)

                                  13-5160382
                     (I.R.S. employer identification no.)

                  One Wall Street, New York, New York  10286

             (Address of principal executive offices)  (Zip Code)

                              ------------------

                             The Bank of New York
                            10161 Centurion Parkway
                         Jacksonville, Florida  32256
                            Attn:  Mr. Derek Kettel
                                (904) 998-4716
           (Name, address and telephone number of agent for service)

                              ------------------

                            Alabama Gas Corporation
              (Exact name of obligor as specified in its charter)

           ALABAMA                                                63-0022000
(State or other jurisdiction of                                 (IRS employer
incorporation or organization)                               identification no.)

                     605 RICHARD ARRINGTON JR. BLVD NORTH
                       BIRMINGHAM, ALABAMA   35203-2707
                                (205) 326-8100
                  (Address, zip code and telephone number of
                         principal executive offices)

                              ------------------

                                     NOTES
                      (Title of the indenture securities)

1.   General Information.
     -------------------

     Furnish the following information as to the trustee--

     (a) Name and address of each examining or supervising authority to which it is subject.

          Superintendent of Banks of the State of New York
          2 Rector Street
          New York, N.Y.  10006, and Albany, N.Y.  12203

          Federal Reserve Bank of New York
          33 Liberty Plaza
          New York, N.Y.  10045

          Federal Deposit Insurance Corporation
          Washington, D.C.  20429

          New York Clearing House Association
          New York, N.Y.  10005

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

2.   Affiliations with Obligor.
     -------------------------

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

3-15 Not Applicable

16.  List of Exhibits.
     ----------------

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     (1) A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

     (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                   SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 15th day of August, 2001.


                                        THE BANK OF NEW YORK


                                        By:  /s/ Derek Kettel
                                             ---------------------------
                                             Derek Kettel, Agent

                             EXHIBIT 6 TO FORM T-1

                              CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of Alabama Gas Corporation Notes, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                        THE BANK OF NEW YORK


                                        By:  /s/ Derek Kettel
                                             ---------------------------
                                             Derek Kettel, Agent

                             EXHIBIT 7 TO FORM T-1

                      Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                   of One Wall Street, New York, N.Y.  10286


     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business June 30, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                  Dollar Amounts
ASSETS                                             in Thousands
------                                            --------------

Cash and balances due from
     depository institutions:
     Noninterest-bearing balances
      and currency and coin.....................   $ 3,946,551
     Interest-bearing balances..................     5,454,795
Securities:
     Held-to-maturity securities................       127,189
     Available-for-sale securities..............     8,367,798
Federal funds sold and securities
     purchased under agreements to resell.......     2,578,045
Loans and lease financing receivables:
     Loans and leases held for sale.............        15,750
     Loans and leases,
      net of unearned income....................    37,240,401
     LESS: Allowance for loan and
      lease losses..............................       604,286
     Loans and leases, net of unearned
      income and allowance and reserve..........    36,636,115
Assets held in trading accounts.................     9,717,521
Premises and fixed assets (including
     capitalized leases)........................       777,125
Other real estate owned.........................         1,190
Investments in unconsolidated
     subsidiaries and associated
     companies..................................       197,938
Customers' liability to this bank
     on acceptances outstanding.................       684,954
Intangible assets...............................     1,635,728
Other assets....................................     3,987,019
                                                   -----------
Total assets....................................   $74,127,718
                                                   ===========


LIABILITIES
-----------

Deposits:
     In domestic offices........................   $27,176,888
     Noninterest-bearing........................    11,540,657


     Interest-bearing...........................    15,636,231
     In foreign offices, Edge and
      Agreement subsidiaries, and IBFs..........    26,457,350
     Noninterest-bearing........................       462,578
     Interest-bearing...........................    25,994,772
Federal funds purchased and securities
     sold under agreements to repurchase........     2,574,844
Trading liabilities.............................     1,732,397
Other borrowed money:
     (includes mortgage indebtedness
     and obligations under capitalized
     leases)....................................     1,755,445
Bank's liability on acceptances
      executed and outstanding..................       689,067
Subordinated notes and debentures...............     1,646,000
Other liabilities...............................     5,441,990
                                                   -----------
Total liabilities...............................    67,473,981
                                                   ===========
Minority interest in consolidated subsidiaries..           652

EQUITY CAPITAL
--------------

Perpetual preferred stock and related surplus...             0
Common stock....................................     1,135,284
Surplus.........................................     1,050,729
Retained earnings...............................     4,480,524
Accumulated other comprehensive
     income.....................................       (13,452)
Other equity capital components.................             0
                                                   -----------
Total equity capital............................     6,653,085
                                                   -----------
Total liabilities and equity capital............   $74,127,718
                                                   ===========


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro


     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


  Thomas A. Renyi   )
  Gerald L. Hassell )      Directors
  Alan R. Griffith  )